UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	65-0701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	LTS	NYSE American
8.00% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	LTS PrA	NYSE American
6.50% Senior Notes due 2027	LTSL	NYSE American
7% Senior Notes due 2028	LTSF	NYSE American
7.25% Senior Notes due 2028	LTSK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2019, Ladenburg Thalmann Financial Services Inc. (the “Company”) entered into a fourth supplemental indenture, dated as of May 29, 2019 (the “Fourth Supplemental Indenture”), further supplementing the base indenture, dated as of November 21, 2017 (the “Base Indenture”), as previously supplemented by a First Supplemental Indenture, dated as of November 21, 2017, a Second Supplemental Indenture, dated as of May 30, 2018, and a Third Supplemental Indenture, dated as of August 16, 2018, between the Company and U.S. Bank National Association, as trustee (the “Trustee”) in connection with the Company’s previously disclosed offering of $50,000,000 aggregate principal amount of its 7.75% Senior Notes due 2029 (the “Firm Notes”), plus an additional $7,500,000 aggregate principal amount of 7.75% Senior Notes due 2029 to cover underwriter overallotments, if any (the “Additional Notes,” and together with the Firm Notes, the “Notes”), pursuant to an Underwriting Agreement, dated as of May 21, 2019 (the “Underwriting Agreement”), between the Company and UBS Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule A thereto (the “Underwriters”). On May 24, 2019, the Underwriters exercised the overallotment option in full.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness, including, but not limited to, the Company’s outstanding 6.50% Senior Notes due 2027 (the “2027 Notes”), 7.00% Senior Notes due 2028 (the “7.00% 2028 Notes”), 7.25% Senior Notes due 2028 (the “7.25% 2028 Notes”), 7.25% Senior Notes due 2028 issued in a private transaction in December 2018 (the “December 2018 Notes”) and any 2027 Notes, 7.00% 2028 Notes, 7.25% 2028 Notes, December 2018 Notes or additional Notes the Company may issue in the future. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries. The Notes bear interest from May 29, 2019 at the rate of 7.75% per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2019, and at maturity. The Notes mature on June 30, 2029.

The Company may, at its option, at any time and from time to time, on or after June 30, 2022, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to, but excluding, the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Base Indenture, as supplemented by the Fourth Supplemental Indenture, provides for the form of, and terms of, the Notes as described herein and the issuance of the Notes as a new series of securities of the Company. The Base Indenture, as supplemented by the Fourth Supplemental Indenture, contains customary events of default and cure provisions. If an uncured default occurs and is continuing, the Trustee or the holders of at least 25% of the outstanding principal amount of the Notes may declare the entire principal amount of the Notes, together with accrued and unpaid interest, if any, to be due and payable immediately by a notice in writing to the Company and, if notice is given by the holders of the Notes, the Trustee. In the case of an event of default involving the Company’s bankruptcy, insolvency or reorganization, the principal amount of the Notes, together with accrued and unpaid interest, if any, will automatically, and without any declaration or other action on the part of the Trustee or the holders of the Notes, become immediately due and payable.

The foregoing descriptions of the Base Indenture and Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Fourth Supplemental Indenture and the form of Note. A copy of the Fourth Supplemental Indenture and the form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference and into the Company’s prospectus supplement and accompanying base prospectus relating to the offering of Notes (together, the “Prospectus”), which forms a part of its Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-216733). A copy of the Base Indenture is attached to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 21, 2017, as Exhibit 4.1 and is incorporated herein by reference and into the Registration Statement.

On May 29, 2019, the Company completed the sale of the Notes. The sale of the Notes resulted in net proceeds of approximately $55,688,750 after deducting underwriting discounts and commissions of approximately $1,811,250, but before expenses. The Company plans to use the net proceeds from the offering for general corporate purposes.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Greenberg Traurig, LLP. relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes, the Base Indenture and the Fourth Supplemental Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated as of May 29, 2019, between the Company and U.S. Bank National Association, as Trustee.
4.2	Form of 7.75% Senior Note due 2029 (included as Exhibit A to Exhibit 4.1 above)
5.1	Opinion of Greenberg Traurig, LLP.
23.1	Consent of Greenberg Traurig, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2019	LADENBURG THALMANN FINANCIAL SERVICES INC.

	By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer